                                                                    EXHIBIT 4.33

     This Preferred Security is a Global Certificate within the meaning of the Trust Agreement hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depository") or a nominee of the Depository. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Trust Agreement and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in limited circumstances.

     Unless this Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York) to Hartford Capital I or its agent for registration of transfer, exchange or payment, and any Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     Certificate Number            Number of Preferred Securities
             P-1                               8,000,000
                                          CUSIP NO. 416315208


                  Certificate Evidencing Preferred Securities

                                       of

                               Hartford Capital I

            7.70% Cumulative Quarterly Income Preferred Securities,
                                    Series A
                (liquidation amount $25 per Preferred Security)


     Hartford Capital I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that CEDE & CO. (the "Holder") is the registered owner of EIGHT MILLION (8,000,000) preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the

Hartford Capital I 7.70% Cumulative Quarterly Income Preferred Securities, Series A (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in
Section 504 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of February 28, 1996, as the same may be amended from time to time (the "Trust Agreement") including the designation of the terms of Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by ITT Hartford Group, Inc., a Delaware corporation, and Wilmington Trust Company, as guarantee trustee, dated as of February 28, 1996 (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this ______ day of __________, ____.


                                         HARTFORD CAPITAL I


                                         By:______________________________
                                            Name:
                                            Administrative Trustee

                                   ASSIGNMENT


       FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
(Insert assignee's social security or tax identification number)

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
(Insert address and zip code of assignee)

and irrevocably appoints

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date:_____________

Signature:___________________________
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

       This Preferred Security is a Global Certificate within the meaning of the Trust Agreement hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depository") or a nominee of the Depository.
This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Trust Agreement and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in limited circumstances.

       Unless this Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York) to Hartford Capital I or its agent for registration of transfer, exchange or payment, and any Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

  Certificate Number                        Number of Preferred Securities
         P-2                                          8,000,000
                                                CUSIP NO. 416315208


                  Certificate Evidencing Preferred Securities

                                       of

                               Hartford Capital I

            7.70% Cumulative Quarterly Income Preferred Securities,
                                    Series A
                (liquidation amount $25 per Preferred Security)


       Hartford Capital I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that CEDE & CO. (the "Holder") is the registered owner of EIGHT MILLION (8,000,000) preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the Hartford Capital I 7.70% Cumulative Quarterly Income Preferred Securities, Series A (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 504 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of February 28, 1996, as the same may be amended from time to time (the "Trust Agreement") including the designation of the terms of Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by ITT Hartford Group, Inc., a Delaware corporation, and Wilmington Trust Company, as guarantee trustee, dated as of February 28, 1996 (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

       Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

       IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this ______ day of __________, ____.


                                     HARTFORD CAPITAL I


                                     By:______________________________
                                        Name:
                                        Administrative Trustee

                                   ASSIGNMENT


       FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
(Insert assignee's social security or tax identification number)

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
(Insert address and zip code of assignee)

and irrevocably appoints

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date:_____________

Signature:___________________________
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

       This Preferred Security is a Global Certificate within the meaning of the Trust Agreement hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depository") or a nominee of the Depository.
This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Trust Agreement and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in limited circumstances.

       Unless this Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York) to Hartford Capital I or its agent for registration of transfer, exchange or payment, and any Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

  Certificate Number                          Number of Preferred Securities
         P-3                                             4,000,000
                                                   CUSIP NO. 416315208


                  Certificate Evidencing Preferred Securities

                                       of

                               Hartford Capital I

            7.70% Cumulative Quarterly Income Preferred Securities,
                                    Series A
                (liquidation amount $25 per Preferred Security)


       Hartford Capital I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that CEDE & CO. (the "Holder") is the registered owner of FOUR MILLION (4,000,000) preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the Hartford Capital I 7.70% Cumulative Quarterly Income Preferred Securities, Series A (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in
Section 504 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of February 28, 1996, as the same may be amended from time to time (the "Trust Agreement") including the designation of the terms of Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by ITT Hartford Group, Inc., a Delaware corporation, and Wilmington Trust Company, as guarantee trustee, dated as of February 28, 1996 (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

       Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

       IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this ______ day of __________, ____.


                                           HARTFORD CAPITAL I


                                           By:______________________________
                                              Name:
                                              Administrative Trustee

                                   ASSIGNMENT


       FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
(Insert assignee's social security or tax identification number)

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
(Insert address and zip code of assignee)

and irrevocably appoints

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date:_____________

Signature:___________________________
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)